UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025

NINE ENERGY SERVICE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38347	80-0759121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Kirby Drive, Suite 200 Houston, Texas	77019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 730-5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NINE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 30, 2025, Nine Energy Service, Inc. (the “Company”) received written notification (the “Price Criteria Notice”) from the New York Stock Exchange (the “NYSE”) that the Company is not in compliance with Section 802.01C of the NYSE Listed Company Manual because the average closing share price of the Company’s common stock, par value $0.01 per share (the “Common Stock”), was less than $1.00 over a consecutive 30 trading-day period.

The Company plans to notify the NYSE within the required timeframe that it intends to cure the stock price deficiency and regain compliance. Under the NYSE’s rules, the Company can regain compliance at any time within the six-month period following receipt of the Price Criteria Notice if on the last trading day of any calendar month during the six-month cure period the Common Stock has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month.

The Company intends to consider all available options to cure the deficiency and regain compliance, including, but not limited to, a reverse stock split, subject to stockholder approval no later than at the Company’s next annual meeting of stockholders, if necessary to cure the stock price non-compliance. Under the NYSE’s rules, if the Company determines that it will cure the stock price deficiency by taking an action that will require stockholder approval, the Company must obtain the stockholder approval by no later than its next annual meeting of stockholders and implement the action promptly thereafter, and the price condition will be deemed cured if the price promptly exceeds $1.00 per share and the price remains above that level for at least the following 30 trading days.

The Price Criteria Notice is separate from the previously disclosed notice of noncompliance that the Company received from the NYSE on October 21, 2024 due to the Company’s average global market capitalization falling below $50,000,000 over a trailing consecutive 30 trading-day period while its stockholders’ equity was less than $50,000,000. In accordance with applicable NYSE procedures, the Company developed and submitted a plan to the NYSE demonstrating how it intends to regain compliance with the market capitalization and stockholders’ equity continued listing standard within 18 months of the Company’s receipt of such notice, which was reviewed and accepted by the Listings Operations Committee of the NYSE. If the Company does not regain compliance with such continued listing standard by April 21, 2026, or does not make progress consistent with such plan, the NYSE may initiate proceedings to delist the Common Stock. The NYSE may also commence accelerated delisting action if the Common Stock trades at an “abnormally low” price or if the Company’s average market capitalization falls below $15 million over a 30 trading-day period.

A delisting of the Common Stock from the NYSE could negatively impact the Company as it would likely reduce the liquidity and market price of the Common Stock and thus (i) reduce the number of investors willing to hold or acquire the Common Stock, which would negatively impact the Company’s ability to raise equity financing, and (ii) impair the Company’s ability to provide equity incentives to its employees.

The Price Criteria Notice has no immediate impact on the listing of the Common Stock, which will continue to be listed and traded on the NYSE during this period, subject to the Company’s compliance with the other listing requirements of the NYSE. The Common Stock will continue to trade under the symbol “NINE” with an added designation of “.BC” to indicate that the Company currently is not in compliance with the NYSE’s continued listing requirements. The “.BC” indicator will be removed if and when the Company regains compliance with the NYSE’s continued listing standards. If the Company is unable to regain compliance, the NYSE will initiate procedures to suspend and delist the Common Stock.

The foregoing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are those that do not state historical facts and are, therefore, inherently subject to risks and uncertainties. Forward-looking statements also include statements that refer to or are based on projections, uncertain events or assumptions. The forward-looking statements included herein, such as those regarding the Company’s plan to regain compliance with NYSE listing standards, are based on current expectations and entail various risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Such risks and uncertainties include, among other things, the level of capital spending and well completions by the onshore oil and natural gas industry, which may be affected by geopolitical and economic developments in the United States and globally, including conflicts, instability, acts of war or terrorism in oil producing countries or regions, particularly Russia, the Middle East, South America and Africa, as well as actions by members of the Organization of the Petroleum Exporting Countries and other oil exporting nations; general economic conditions and inflation, particularly cost inflation with labor or materials; the effects of tariffs and other trade measures on the Company’s business and on the onshore oil and natural gas industry generally; equipment and supply chain constraints; the Company’s ability to attract and retain key employees, technical personnel and other skilled and qualified workers; the Company’s ability to maintain existing prices or implement price increases on its products and services; pricing pressures, reduced sales, or reduced market share as a result of intense competition in the markets for the Company’s dissolvable plug products; conditions inherent in the oilfield services industry, such as equipment defects, liabilities arising from accidents or damage involving the Company’s fleet of trucks or other equipment, explosions and uncontrollable flows of gas or well fluids, and loss of well control; the Company’s ability to implement and commercialize new technologies, services and tools; the Company’s ability to grow its completion tool business domestically and internationally; the adequacy of the Company’s capital resources and liquidity, including the ability to meet its debt obligations; the Company’s ability to manage capital expenditures; the Company’s ability to accurately predict customer demand, including that of its international customers; the loss of, or interruption or delay in operations by, one or more significant customers, including certain of the Company’s customers outside of the United States; the loss of or interruption in operations of one or more key suppliers; the incurrence of significant costs and liabilities resulting from litigation; cybersecurity risks; changes in laws or regulations regarding issues of health, safety and protection of the environment; and other factors described in the “Risk Factors” and “Business” sections of the Company’s most recently filed Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.

Item 7.01	Regulation FD Disclosure.

On May 2, 2025, the Company issued a press release with respect to the receipt of the Price Criteria Notice. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Nine Energy Service, Inc. press release dated May 2, 2025.

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2025	NINE ENERGY SERVICE, INC.

	By:	/s/ Theodore R. Moore
Theodore R. Moore Executive Vice President, General Counsel and Secretary